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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      February 3, 2004
                                                      --------------------------

                              PanAmSat Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      0-22531                                           95-4607698
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(Commission File Number)                       (IRS Employer Identification No.)

              20 Westport Road, Wilton, CT                            06897
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     (Address of Principal Executive Offices)                       (Zip Code)

                                 (203) 210-8000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name and Former Address, if Changed Since Last Report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      The press release attached as Exhibit 99.1 and the earnings release public conference call excerpts attached as Exhibit 99.2 are furnished pursuant to Items 9 ("Regulation FD Disclosure") and 12 ("Results of Operations and Financial Condition").

      (c)   Exhibits

               Exhibit No        Description
               ----------        -----------

               99.1              Press Release

               99.2              Excerpts of Conference Call Transcript

ITEM 9. REGULATION FD DISCLOSURE

      On February 3, 2004, PanAmSat Corporation held a public conference call and issued a press release (the "Press Release") announcing certain financial results for the fourth quarter and twelve months ended December 31, 2003 and providing certain financial guidance for the first quarter and the full-year 2004. A copy of the Press Release and certain excerpts of the conference call transcript are attached as Exhibits 99.1 and 99.2.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 3, 2004, PanAmSat Corporation held a public conference call and issued a press release (the "Press Release") announcing certain financial results for the fourth quarter and twelve months ended December 31, 2003 and providing certain financial guidance for the first quarter and the full-year 2004. A copy of the Press Release and certain excerpts of the conference call transcript are attached as Exhibits 99.1 and 99.2.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2004                     PANAMSAT CORPORATION
                                           Registrant

                                           By:    /s/  James W. Cuminale
                                                  ----------------------
                                           Name:  James W. Cuminale
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary
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                                  EXHIBIT INDEX

             Exhibit No       Description
             ----------       -----------

             99.1             Press Release

             99.2             Excerpts of Conference Call Transcript